UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019 (May 9, 2019)

NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.1 par value	NHC	NYSE American

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of National HealthCare Corporation was held on May 9, 2019. As of the record date, there were a total of 15,303,990 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 10,925,301 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. The following is a summary of the matters voted upon by the Company's shareholders at the Annual Meeting and the related results:

The re-election of Stephen F. Flatt and Richard F. LaRoche, Jr. as directors for terms of three years or until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Stephen F. Flatt	10,643,777	255,796	25,728	-
Richard F. LaRoche, Jr.	8,905,698	2,012,978	6,625	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May 13, 2019

NATIONAL HEALTHCARE CORPORATION

By: /s/Stephen F. Flatt

Name: Stephen F. Flatt

Title: CEO